EXHIBIT 10.1

March 25, 2002





nStor Corporation
10140 Mesa Rim Road
San Diego, CA  92121

Gentlemen:

The maturity dates of the following notes due to H. Irwin Levy from nStor Corporation are hereby extended to December 15, 2002:

        Subordinated Promissory Note for $375,000, dated May 30, 2001;

        Subordinated Promissory Note for $75,000 dated June 5, 2001;

        Subordinated Promissory Note for $200,000, dated September 25, 2001.

All notes were previously extended to April 1, 2002.

All other terms of the notes remain the same.


                                            /s/ H. Irwin Levy
                                           -----------------------
                                            H. Irwin Levy

HIL:bf